                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): November 10, 2000



                        CB RICHARD ELLIS SERVICES, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)



    DELAWARE                      001-12231                    52-1616016
---------------              -------------------            -----------------
(State or other               (Commission File                (IRS Employer
jurisdiction of                    Number)                  Identification No.)
 incorporation)




      200 North Sepulveda Boulevard, El Segundo, California      90245
      -------------------------------------------------------------------
              (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (310) 563-8600
                                                           ---------------




NA
--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report)
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Item 5.      Other Events

      On November 13, 2000, CB Richard Ellis Services, Inc. (the "Company") issued a press release announcing that it received a proposal from an investment group led by Blum Capital Partners to purchase all of the Company's outstanding common stock for a cash purchase price of $15.50 per share. The press release is filed as an exhibit hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   The following are furnished as exhibits to this report:

      99.1 Press release dated November 13, 2000 issued by CB Richard Ellis Services, Inc.

      99.2 Memorandum dated November 13, 2000 from Ray Wirta, Chief Executive Officer of CB Richard Ellis Services, Inc. to all US Employees

      99.3 Memorandum dated November 13, 2000 from Brett White, Chairman, the Americas, to all US Sales Professionals

      99.4 Questions and Answers on Blum Capital Partners' proposal to all US Employees and Sales Professionals

      99.5 Offer Letter dated November 10, 2000 from Blum Capital Partners to CB Richard Ellis Services, Inc.


This report may contain forward-looking statements as well as historical information. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company"s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in the report. Such forward-looking statements speak only as of the date of this report. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CB RICHARD ELLIS SERVICES, INC.



Date: November 10, 2000                By: /s/ Walter V. Stafford
                                           -------------------------------------
                                           Walter V. Stafford
                                           General Counsel

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                                  EXHIBIT INDEX

Exhibit
Number                Description of Exhibit
------                ----------------------

99.1 Press release dated November 13, 2000 issued by CB Richard Ellis Services, Inc.

99.2 Memorandum dated November 13, 2000 from Ray Wirta, Chief Executive Officer of CB Richard Ellis Services, Inc. to all US Employees

99.3 Memorandum dated November 13, 2000 from Brett White, Chairman, the Americas, to all US Sales Professionals

99.4 Questions and Answers on Blum Capital Partners' proposal to all US Employees and Sales Professionals

99.5 Offer Letter dated November 10, 2000 from Blum Capital Partners to CB Richard Ellis Services, Inc.